UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) July 27, 2006
TierOne Corporation
(Exact name of registrant as specified in its charter)

Wisconsin	000-50015	04-3638672

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1235 N Street, Lincoln, Nebraska		68508

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code (402) 475-0521
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
     On July 27, 2006, the Boards of Directors of TierOne Corporation (the “Company”) and TierOne Bank (the “Bank”) approved the amendment and restatement of the following agreements and benefit plans:
•	the Company’s and the Bank’s employment agreements with each of Gilbert G. Lundstrom, Chairman of the Board and Chief Executive Officer, and James A. Laphen, President and Chief Operating Officer;

•	the three-year change in control severance agreements with Eugene B. Witkowicz, Executive Vice President, Chief Financial Officer, Corporate Secretary and Treasurer, Gale R. Furnas, Executive Vice President and Director of Lending of the Bank, Roger R. Ludemann, Executive Vice President and Director of Retail Banking of the Bank, and Larry L. Pfeil, Executive Vice President and Director of Administration of the Bank;

•	the two-year change in control severance agreements with other executive officers and certain non-executive officers of the Bank;

•	the Bank’s employee severance plan;

•	the Bank’s 1993 Supplemental Retirement Plan Agreement with Mr. Lundstrom (the “1993 SERP”);

•	the Supplemental Executive Retirement Plans for the Bank’s Savings Plan (the “401(k) SERP”) and the Company’s Employee Stock Ownership Plan (the “ESOP SERP”);

•	the Bank’s deferred compensation plan;

•	the Bank’s consultation plan for directors; and

•	the Company’s 2003 Stock Option Plan (“Option Plan”) and 2003 Recognition and Retention Plan and Trust Agreement (“Recognition Plan”).
     The above agreements and benefit plans were primarily amended and restated in order to comply with new Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”), including the proposed regulations issued by the Internal Revenue Service (the “IRS”). Section 409A of the Code governs the deferral of compensation where the director, officer or employee has a legally binding right to compensation that is payable in a future year. Section 409A imposes new requirements with respect to deferral elections, payment events and payment elections. The above agreements and plans were amended in advance of the final regulations to be issued by the IRS in order to take advantage of the transitional relief available this year for directors, officers and employees who may wish to change their payment elections this year without having to comply with the new subsequent payment election rules scheduled to take effect on January 1, 2007.
     As part of the revisions to comply with Section 409A of the Code, the Company and the Bank provided for cash severance payments to be paid in a lump sum in order to utilize an exemption from Section 409A. In addition, for vested benefits to be paid upon a separation from service, the Company and the Bank imposed a mandatory six-month delay on such payments to “specified employees” (as defined in Section 409A of the Code). A specified employee is generally any employee whose annual compensation exceeds a specified dollar amount ($140,000 for 2006), which amount adjusts annually. Furthermore, various defined terms, including the definitions of change in control and disability, were revised to be consistent with Section 409A of the Code.
     In addition to changes to comply with Section 409A of the Code, the Company and the Bank made additional changes, including the following:
•	the agreements and benefit plans were updated to reflect the current name of the Bank, the current base salary amounts and titles in the employment agreements, references to regulations, and the procedures for participants or beneficiaries to submit claims;

•	the Company’s employment agreements with Messrs. Lundstrom and Laphen were revised to provide for the continuation of fringe benefits upon a termination of employment at no cost to the executive, which is consistent with the change in control agreements, and to provide that the non-compete and non-solicitation provisions do not apply following a termination of employment within one year after a change in control;

•	the 1993 SERP was revised to provide a death benefit to Mr. Lundstrom’s beneficiaries in the event he dies before reaching age 65 later this year, with such benefit equal to the supplemental retirement benefits he would be entitled to receive if he retired after age 65;

•	the Option Plan was revised to remove the ability of optionees to defer the recognition of option income;

•	the Recognition Plan was revised to provide that no deferral elections were permitted after December 31, 2004; and

•	the Bank’s supplemental deferred compensation plan for directors was merged into and replaced by the Bank’s deferred compensation plan.
     In addition, the Company and the Bank adopted a grantor trust to fund their obligations under the deferred compensation plan, the 1993 SERP, the 401(k) SERP and the ESOP SERP.

     For additional information, reference is made to the agreements and plans included as Exhibits 10.1 through 10.15 hereto, which are incorporated herein and made a part hereof by reference thereto.
Item 9.01 Financial Statements and Exhibits
(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	The following exhibits are included with this Report:

Exhibit No.	Description

10.1	Amended and Restated Employment Agreement between TierOne Bank and Gilbert G. Lundstrom

10.2	Amended and Restated Employment Agreement between TierOne Bank and James A. Laphen

10.3	Amended and Restated Employment Agreement between TierOne Corporation and Gilbert G. Lundstrom

10.4	Amended and Restated Employment Agreement between TierOne Corporation and James A. Laphen

10.5	Form of Amended and Restated Three-Year Change in Control Agreement among TierOne Bank, TierOne Corporation and certain executive officers

10.6	Form of Amended and Restated Two-Year Change in Control Agreement among TierOne Bank, TierOne Corporation and certain executive officers and non-executive officers

10.7	TierOne Bank Amended and Restated Employee Severance Plan

10.8	Amended and Restated 1993 Supplemental Retirement Plan Agreement between TierOne Bank and Gilbert G. Lundstrom

10.9	Amended and Restated Supplemental Executive Retirement Plan for the TierOne Bank Savings Plan

10.10	Amended and Restated Supplemental Executive Retirement Plan for the TierOne Corporation Employee Stock Ownership Plan

Exhibit No.	Description

10.11	TierOne Bank Amended and Restated Deferred Compensation Plan

10.12	TierOne Bank Fourth Amended and Restated Consultation Plan for Directors

10.13	TierOne Corporation Amended and Restated 2003 Stock Option Plan

10.14	TierOne Corporation Amended and Restated 2003 Recognition and Retention Plan and Trust Agreement

10.15	Form of Trust Agreement for Deferred Compensation and Supplemental Retirement Plans of TierOne Corporation and TierOne Bank

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TierOne Corporation
By:	/s/ Gilbert G. Lundstrom
Gilbert G. Lundstrom
Chairman of the Board and Chief Executive Officer

Date: August 2, 2006